UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: November 8, 2004
                                        ----------------

                          Blue Chip Computerware, Inc.
        (Exact name of small business issuer as specified in its charter)

                       Commission File Number: 33-48846-NY
                                               -----------

       Delaware                                                 13-3671526
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(State of incorporation)                                (IRS Employer ID Number)

                  511 Second Street, Pepin Wisconsin 54759-0146
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (715) 442-2615
                                 --------------
                         (Registrant's telephone number)

                   33 Dubon Court, Farmingdale, New York 11735
                   -------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Section 2.01 - Completion of Acquisition or Disposition of Assets

As reported on Form 8-K dated December 26, 1996 (filed February 6, 1997), the Company liquidated all operations and assets and became a dormant entity. The Company's former management elected to suspend reporting under the Securities Exchange Act of 1934, as amended, due to a lack of operating capital concurrent with the cessation of business operations. The Company's last filing was on Form 10-QSB for the quarter ended June 30, 1996.

As of the date of this filing, new Company management is contemplating the sale or other dissolution of the Company's remaining subsidiaries; KoolGlo Industries, Inc. (aka Allied Voice Tech, Inc.) and VoiceTeck Canada, Inc. Both of these operations have been dormant since the overall disposition of assets and operations of the parent company, Blue Chip Computerware, Inc., in 1996.


Section 3.02 - Unregistered Sales of Equity Securities

On November 8, 2004 and December 14, 2004, the Company issued 7,000,000 and 5,750,000 shares, respectively, of restricted, unregistered common stock to Mary
F. Seymour, Esq., as compensation for services and reimbursement of expenses rendered from 2002 through the current date related to assisting the Company with various corporate matters related to the cessation of business in 1996, identification and liquidation of various judgments against the Company as a result of the cessation of business operations during 1996 and various corporate governance matters. This transaction was valued at approximately $127,500.00, which approximates the value of the services billed by Ms. Seymour and the expense reimbursements.

The Company relied upon Section 4(2) of The Securities Act of 1933, as amended, for an exemption from registration of these shares and no underwriter was used in this transaction.

As a result of these cumulative transactions, Mary F. Seymour, Esq. owns 12,750,000 shares of the 24,463,926 issued and outstanding shares of the Registrant's common stock, or approximately 52.12%, as of December 16, 2004.


Section 4.01  - Changes in Registrant's Certifying Accountant

The Company has not had it's financial statements audited since the year ended December 31, 1995. At that time, the Company had engaged the services of Joel J. Ratzker CPA, P. C. (Ratzker) of Melville, New York. Ratzker's last audit report was dated June 28, 2996. It is the understanding of current management that there has been no contact between Ratzker and the Company since 1996 except to attempt to settle Ratzker's outstanding billings for past services.

No  accountant's  report on the financial  statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended December 31, 2003 and 2002) and from January 1, 2004 to the date of this Report, there were no disagreements with Ratzker on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(2)(i) and (ii) of Regulation S-B, during the Company's two most recent fiscal years (ended December 31, 2003and 2002) and from January 1, 2004 to the date of this Report.

Engagement of S. W. Hatfield, CPA
---------------------------------

On December 10, 2004, as a result of the change in control of the Company, the Company's Board of Directors and Senior Management authorized the engagement of
S. W. Hatfield, CPA of Dallas, Texas (SWHCPA) as the Company's new independent auditors. The Company did not consult with SWHCPA at any time prior to the November 2004 change in control or subsequent thereto, including the Company's two most recent fiscal years ended December 31, 2003 and 2002, and the subsequent interim periods through the date of this Report, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The acceptance of the proposed engagement by SWHCPA is subject to SWHCPA's due diligence and notification to the Company of the acceptance of the engagement. This is anticipated to occur within 30 days of the date of this filing.


Section 5.02 - Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers

On April 5, 2002, at a Special Meeting of the Board of Directors, the Company's Sole Director, Chuck Gitlin, approved the appointment of Gregory Johnson as President and Chief Executive Officer; Robert Heidmann as Vice President and Glenna Price as Secretary/Treasurer and Chief Financial Officer. Upon the appointment of these individuals, Mr. Gitlin tendered his resignation as a director of the Company. Mr. Gitlin had previously resigned as a Company officer in December 1996 as previously reported on Form 8-K.


Item 8.01 - Other Events

Pursuant to the actions taken at the April 5, 2002 Special Meeting of the Board of Directors, the new officers and directors of the Company - Gregory Johnson, Robert Heidmann and Glenna Price - ratified a new business plan whereby the Company would seek to complete a business acquisition transaction with a privately held company or group that controls a profitable business that wishes to become a publicly-owned corporation.

As the Company has had no assets or operations since December 26, 1996, the Company may be referred to as a shell corporation. Shell corporations have zero or nominal assets and typically no stated or contingent liabilities. Private companies wishing to become publicly trading may wish to merge with a shell (a reverse merger) whereby the shareholders of the private Company become the majority of the shareholders of the combined Company. The private Company may purchase for cash all or a portion of the common shares of the shell corporation from its major stockholders. Typically, the Board and officers of the private Company become the new Board and officers of the combined Company and often the name of the private Company becomes the name of the combined Company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    Blue Chip Computerware, Inc.

Date: December 22, 2004                               By: /s/ Gregory Johnson
      -----------------                                  -----------------------
                                                                 Gregory Johnson
                                                                   President and
                                                         Chief Executive Officer